EXHIBIT 10.10
                                  -------------

                                ESCROW AGREEMENT


      THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of March 19, 2001, by NEXLAND, INC., a Delaware corporation (the "Company");
CORNELL CAPITAL PARTNERS, L.P., a limited liability partnership (the "INVESTOR"); BUTLER GONZALEZ LLP (the "INVESTOR'S COUNSEL"); and FIRST UNION NATIONAL BANK, a national banking association, as Escrow Agent hereunder (the "ESCROW AGENT").


                                   BACKGROUND
                                   ----------


            WHEREAS, the Company and the Investor have entered into an Equity Line of (the "EQUITY LINE OF CREDIT AGREEMENT"), dated as of the date hereof, pursuant to which the Company proposes to sell the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"), at a price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement, for an aggregate price of up to $5,000,000. The Equity Line of Credit Agreement provides that on each Advance Date the Investor shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Equity Line of Credit Agreement, with the Investor's Counsel, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Investor's Counsel at a closing to be held as set forth in the Equity Line of Credit Agreement (the "CLOSING").

            WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

            WHEREAS, Investor's Counsel has agreed to accept, hold, and disburse the shares of the Company's Common Stock which have been deposited with it in accordance with the terms of this Agreement.

            WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Equity Line of Credit Agreement, the parties hereto have entered into this Agreement.

      NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

      1. DEFINITIONS. The following terms shall have the following meanings when used herein:

      a. "ESCROW FUNDS" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

      b. "Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

      c. "COMMON STOCK JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Investor's Counsel to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

      2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT AND INVESTOR'S COUNSEL.
         ---------------------------------------------------------------------

            A. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

            B. The Investor and the Company hereby appoint Investor's Counsel to serve as the holder of the shares of the Company's Common Stock which shall be purchased by the Investor. Investor's Counsel hereby accepts such appointment and, upon receipt via D.W.A.C of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

      3. CREATION OF ESCROW ACCOUNT/COMMON STOCK ACCOUNT.
         -------------------------------------------------

            A. On or prior to the date of this Agreement the Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: Nexland, Inc./Cornell Capital Partners L.P. The Investor will wire funds to the account of the Escrow Agent as follows:



--------------------------------------------------------------------------------
BANK:                                First Union National Bank of New Jersey
--------------------------------------------------------------------------------
ROUTING #:                           031201467

--------------------------------------------------------------------------------
ACCOUNT #:                           2020000659170

--------------------------------------------------------------------------------
NAME ON ACCOUNT:                     Butler Gonzalez LLP/First Union as
                                     Escrow Agent

--------------------------------------------------------------------------------


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


NAME ON SUB-ACCOUNT:                  Nexland, Inc./Cornell Capital
                                      Partners, L.P.  Escrow account

--------------------------------------------------------------------------------
REFERENCE SUB-ACCOUNT #:              1360-00
--------------------------------------------------------------------------------
ATTN:                                 Robert Mercado (732) 452-3005

--------------------------------------------------------------------------------
                                      Carmela Agugliaro (732) 452-3005

--------------------------------------------------------------------------------
NOTE:                                 Only wire transfers shall be accepted.

--------------------------------------------------------------------------------



            B. On or prior to the date of this Agreement Investor's Counsel shall establish an account for the D.W.A.C. of the shares of Common Stock entitled as follows: Nexland, Inc. The Company will D.W.A.C. shares of the Company's Common Stock to the account of Investor's Counsel as follows:

--------------------------------------------------------------------------------
BROKERAGE FIRM:                       The May Davis Group, Inc.

--------------------------------------------------------------------------------
CLEARING FIRM:                        Dain Rouscher

--------------------------------------------------------------------------------
ACCOUNT #:                            12H7-16679688
--------------------------------------------------------------------------------
DTC #:                                0235

--------------------------------------------------------------------------------
NAME ON ACCOUNT:                      Butler Gonzalez LLP
--------------------------------------------------------------------------------

      4. DEPOSITS INTO THE ESCROW ACCOUNT. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

      5. DISBURSEMENTS FROM THE ESCROW ACCOUNT.
         -------------------------------------

      (a) At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and the Investor's counsel, Investor's Counsel, has received such Common Stock via D.W.A.C from the Company which are to be issued to the Investor pursuant to the Equity Line of Credit Agreement, Investor's Counsel shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to Investor's Counsel directing Investor's Counsel to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock Investor's Counsel is authorized to rely upon such Common Stock Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor Investor's Counsel has on file.

In the event the Escrow Agent does not receive the amount of the Advance from the Investor, the Escrow Agent shall notify the Company and the Investor. In the event Investor's Counsel does not receive the shares of Common Stock to be purchased by the Investor Investor's Counsel shall notify the Company and the Investor.

      In the event that the Escrow Agent is advised by the Investor's Counsel Investor's Counsel that the Common Stock has not been received from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Investor 's Counsel. For purposes of this Agreement, the term "COMMON STOCK CERTIFICATES" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Equity Line of Credit Agreement executed on March 19, 2001.

      6. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

      Any wires returned unpaid to the Escrow Agent shall be returned to the Investor. In such cases, the Escrow Agent will promptly notify the Company of such return.

      7. SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.
         --------------------------------------------------

             A. ESCROW AGENT. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

             i. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however,

             Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or ii. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

             iii. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

             B. INVESTOR'S COUNSEL. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the shares of Common Stock or any other obligations of Investor's Counsel hereunder, or if at any time Investor's Counsel is unable to determine, to Investor's Counsel's sole satisfaction, the proper disposition of any portion of the shares of Common Stock or Investor's Counsel's proper actions with respect to its obligations hereunder, then Investor's Counsel may, in its sole discretion, take either or both of the following actions:

             i. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Investor's Counsel or until a successor shall be appointed (as the case may be); and/or ii. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Investor's Counsel, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all shares of the Company's Common Stock funds held by it, after deduction and payment to Investor's Counsel of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Investor's Counsel in connection with performance of its duties and the exercise of its rights hereunder.

             iii. Investor's Counsel shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the release of shares of the Company's Common Stock or any delay in with respect to any other action required or requested of Butler Gonzalez, LLP.

      8. INVESTMENT OF ESCROW FUNDS. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

      If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Fund, or such portion thereof, as to which no Joint Written Direction has been received, in investments described above. The foregoing investments shall be made by the Escrow Agent. Notwithstanding anything to the contrary contained, Escrow Agent may, without notice to the parties, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds after ten o'clock, a.m., New Jersey time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in New Jersey are open for business.

      9. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

   10.  LIABILITY OF ESCROW AGENT.
        --------------------------

      a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Equity Line of Credit Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

      b. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

      10. LIABILITY OF INVESTOR'S COUNSEL.
          --------------------------------

      a. Notwithstanding any liability attributable to Investor's Counsel as counsel to the Investor, Investor's Counsel shall have no liability or obligation with respect to the shares of the Company's Common Stock except for Investor's Counsel's willful misconduct or gross negligence. Investor's Counsel's sole responsibility shall be for the safekeeping and release of the shares of the Company's Common Stock in accordance with the terms of this Agreement. Investor's Counsel shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Investor's Counsel may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Investor's Counsel shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Investor's Counsel be liable for incidental, indirect, special, and consequential or punitive damages. Investor's Counsel shall not be obligated to take any legal action or commence any proceeding in connection with the shares of the Company's Common Stock, any account in which shares of Common Stock are deposited and this Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Investor's Counsel may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

      b. Investor's Counsel is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the shares of the Company's Common Stock, without determination by Investor's Counsel of such court's jurisdiction in the matter. If any portion of the shares of the Company's Common Stock are at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Investor's Counsel is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Investor's Counsel complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

      12. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Indemnified Party under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

      13. INDEMNIFICATION OF INVESTOR'S COUNSEL. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Investor's Counsel and each partner, director, officer, employee, attorney, agent and affiliate of Investor's Counsel (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the Investor and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

      14. EXPENSES OF ESCROW AGENT. Except as set forth in Section 11 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and



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


reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

      15. WARRANTIES.

      a. Investor makes the following representations and warranties to Escrow Agent and the Investor's Counsel :

            (i) Investor has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

            (ii) This Escrow Agreement has been duly approved by all necessary corporate action of Investor, including any necessary shareholder approval, has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

            (iii) The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

            (iv) Mark A. Angelo has been duly appointed to act as the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

            (v) No party other than the parties hereto and the Investors have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

            (vi) All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

      b. The Company makes the following representations and warranties to Escrow Agent and Investor's Counsel:

            (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware , and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

            (ii) This Escrow Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

            (iii) The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Equity Line of Credit Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

            (iv) Gregory S. Levine , has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

            (v) No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

            (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

      14. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Essex County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

      15. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to Investment Adviser, to: Cornell Capital Partners, L.P.
                              C/O Yorkville Advisors LLC
                              521 Fifth Avenue - 17th Floor
                              New York, NY 10175
                              Attention: Mark A. Angelo

With a Copy to:               Butler Gonzalez, LLP
                              1000 Stuyvesant Avenue
                              Suite #6
                              Union, New Jersey  07083
                              Attention:  David Gonzalez, Esq.
                              Facsimile:  (908) 810-0973

If to Company, to:            Nexland, Inc.
                              1101 Brickell Avenue
                              North Tower, Second Floor
                              Miami, Florida  33131
                              Attention:  Gregory S. Levine, President
                              Facsimile:  (941) 366-6017

With copy to:                 Kirkpatrick & Lockhart
                              201 South Biscayne Blvd.
                              Suite 2000
                              Miami, Florida  33131
                              Attention:  Clayton Parker, Esq.
                              Facsimile:  (305) 358-7095

If to the Escrow Agent, to:   First Union National Bank,
                              407 Main Street
                              Metuchen, New Jersey 08840
                              Attention: Robert Mercado
                                         Carmela Agugliaro
                              Facsimile: (732) 452-3005



      Or to such other address as each party may designate for itself by like notice.

      16. AMENDMENTS OR WAIVER. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

      17. SEVERABILITY.  To  the  extent  any  provision  of this  Agreement  is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      18. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

      19. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

      20. BINDING EFFECT. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Placement Agent, the Company, or the Escrow Agent.

      21. EXECUTION OF COUNTERPARTS. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

      22. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                    NEXLAND, INC.

                                    By: /s/ Gregory S. Levine
                                        -----------------------------------
                                        Name: Gregory S. Levine
                                        Title: Chief Executive Officer


                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Robert Mercado
                                        -----------------------------------
                                        Name: Robert Mercado
                                        Title: As Escrow Agent


                                    CORNELL CAPITAL PARTNERS, L.P.

                                    By: Yorkville Advisors Management
                                    Its: General Partner

                                    By: /s/ Mark A. Angelo
                                        -----------------------------------
                                    Name: Mark A. Angelo
                                    Title: Fund Manager

                                    BUTLER GONZALEZ LLP

                                    By: /s/ David Gonzalez
                                        -----------------------------------
                                        Name: David Gonzalez
                                        Title: Partner




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